================================================================================

                                  SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Fidelity Financial of Ohio, Inc.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                       Fidelity Financial of Ohio, Inc.
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)
              Payment of Filing Fee (Check the appropriate box):
                      (previously paid by wire transfer)
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                  [FIDELITY FINANCIAL OF OHIO, INC. LETTERHEAD]

                                                                  March 28, 1997

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Fidelity Financial of Ohio, Inc. (the "Company"). The meeting will be held at the Quality Hotel Central located at 4747 Montgomery Road, Cincinnati, Ohio, on Tuesday, April 29, 1997 at 2:00 p.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

        The Board of Directors of Fidelity Financial of Ohio, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH MATTER TO BE CONSIDERED.

        It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

        Your continued support of and interest in Fidelity Financial of Ohio, Inc. are sincerely appreciated.

                                     Sincerely,
                                     /s/ John R. Reusing
                                     John R. Reusing

                                     President and Chief Executive Officer

                        FIDELITY FINANCIAL OF OHIO, INC.
                              4555 MONTGOMERY ROAD
                             CINCINNATI, OHIO 45212
                                 (513) 351-6666

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 29, 1997

         NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Fidelity Financial of Ohio, Inc. (the "Company") will be held at the Quality Hotel Central located at 4747 Montgomery Road, Cincinnati, Ohio, on Tuesday, April 29, 1997, at 2:00 p.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         1. To elect three (3) directors of the Company for a three-year term, and until their successors are elected and qualified;

         2. To consider and approve the adoption of the Company's 1997 Stock Option Plan;

         3. To consider and approve the adoption of the Company's 1997 Management Recognition Plan and Trust;

         4. To ratify the appointment of Grant Thornton LLP as the Company's independent auditors for the year ending December 31, 1997;

         5. If necessary, to adjourn the Annual Meeting to solicit additional proxies; and

         6. To transact such other business as may properly come before the meeting or any adjournment thereof. Except with respect to procedural matters incident to the conduct of the Annual Meeting, management is not aware of any other matters which could come before the Annual Meeting.

         The Board of Directors of the Company has fixed March 19, 1997 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Paul D. Staubach
                                    Paul D. Staubach, Secretary

March 28, 1997
Cincinnati, Ohio

      YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                        FIDELITY FINANCIAL OF OHIO, INC.

                          ----------------------------

                                 PROXY STATEMENT

                          ----------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 29, 1997

GENERAL

         This Proxy Statement is being furnished to the stockholders of Fidelity Financial of Ohio, Inc. (the "Company"), the holding company of Fidelity Federal Savings Bank (the "Savings Bank"). The Company acquired all of the outstanding stock of the Savings Bank in connection with the conversion of Fidelity Federal Mutual Holding Company and the reorganization of the Savings Bank to the stock holding company form of organization (the "Conversion and Reorganization") which was consummated on March 4, 1996. On October 11, 1996, following receipt of all regulatory and stockholder approvals, the Company competed the acquisition of Circle Financial Corporation ("CFC") pursuant to the merger of CFC with and into Fidelity Acquisition Corporation ("FAC"), a wholly-owned subsidiary of the Company, and the subsequent merger of People's Savings Association (the "Association"), an Ohio-chartered savings association and a wholly owned subsidiary of CFC, with and into the Savings Bank (collectively, the "Merger"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Quality Hotel Central located at 4747 Montgomery Road, Cincinnati, Ohio, on Tuesday, April 29, 1997, at 2:00 p.m., Eastern Time, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 28, 1997.

VOTING RIGHTS

         Only the holders of record of the outstanding shares of the common stock, $0.10 par value per share, of the Company ("Common Stock") at the close of business on March 19, 1997 ("Voting Record Date") will be entitled to notice of and to vote at the Annual Meeting. At such date, there were 5,593,969 shares of Common Stock issued and outstanding.

         Holders of record of Common Stock at the close of business on March 19, 1997 will be entitled to one vote per share on all matters that may properly come before the Annual Meeting. Stockholders of the Company are not permitted to cumulate their votes for the election of directors. A plurality of the total votes cast at the Annual Meeting is required to elect each director. Abstentions are considered in determining the presence of a quorum but will not affect the vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes present, in person or by proxy, at the Annual Meeting is required to approve the ratification of the independent auditors. Abstentions will not be counted as votes cast, and accordingly will have no effect on the voting of this proposal. The affirmative vote of the holders of a majority of the total votes present, in person and by proxy, at the Annual Meeting is required for approval of the proposals to adopt the Company's 1997 Stock Option Plan ("Stock Option Plan") and the Company's 1997 Management Recognition Plan and Trust ("Recognition Plan"). A majority of the total votes present, in person and by proxy, will be required to adjourn the Annual Meeting, if such action is required to be voted on. Abstentions will not be counted as votes cast, and accordingly will have no effect on the voting of these proposals. Under rules of the New York Stock Exchange, the proposals for election of directors, ratification of independent auditors and adjournment, if necessary, are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes." The proposals to approve the Stock Option Plan and the Recognition Plan, however, are considered "non-discretionary" and for which there may be "broker non-votes." A "broker non-vote" will have the same effect as a vote against the proposals to approve the Stock Option Plan and the Recognition Plan. The presence, either in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on March 19, 1997 is necessary to constitute a quorum at the Annual Meeting.

PROXIES

         Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the instructions indicated on the proxies. IF NO INSTRUCTIONS ARE INDICATED, SUCH PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR DESCRIBED HEREIN, FOR APPROVAL OF THE COMPANY'S 1997 STOCK OPTION PLAN, FOR APPROVAL OF THE COMPANY'S 1997 MANAGEMENT RECOGNITION PLAN AND TRUST, FOR THE RATIFICATION OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1997, FOR ADJOURNMENT AS TO ANY MATTER, IF REQUIRED, AND, IN THE DISCRETION OF THE PROXY HOLDER, AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING. ANY HOLDER OF COMMON STOCK WHO RETURNS A SIGNED PROXY BUT FAILS TO PROVIDE INSTRUCTIONS AS TO THE MANNER IN WHICH SUCH SHARES ARE TO BE VOTED WILL BE DEEMED TO HAVE VOTED FOR THE MATTERS SET FORTH IN THE PRECEDING SENTENCE IN THE MANNER DESCRIBED ABOVE.

         A Company stockholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly-executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows: Fidelity Financial of Ohio, Inc., 4555 Montgomery Road, Cincinnati, Ohio 45212, Attention: Secretary.

BENEFICIAL OWNERSHIP

         The following table sets forth information as to the Common Stock beneficially owned, as of March 19, 1997, by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock and (ii) all directors and executive officers of the Company as a group.

                                                                       Amount and
                                                                         Nature              Percent
                                                                      of Beneficial            of
Name and Address of Beneficial Owner                                  Ownership(1)            Class
------------------------------------                                  ------------            -----
Fidelity Financial of Ohio, Inc.
 Employee Stock Ownership Plan Trust
 4555 Montgomery Road
 Cincinnati, Ohio 45212                                                329,854(2)              5.9%

All directors and executive officers
 of the Company as a group
 (8 persons)                                                           274,446(3)              4.9

----------



(1) Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Exchange Act, a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person or entity has sole voting and sole investment power with respect to the indicated shares. Shares which are subject to stock options and which may be exercised within 60 days of March 19, 1997 are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by such person.




                                         (Footnotes continued on following page)

----------

(2) The Fidelity Financial of Ohio, Inc. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Fidelity Financial of Ohio, Inc. ESOP by an agreement between the Company and six directors of the Company, who act as trustees of the ESOP ("Trustees"). As of March 19, 1997, 199,504 shares held in the Trust were unallocated and 130,350 shares held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and unallocated shares and allocated shares for which employees do not give instructions will be voted in the same ratio on any matter as to those shares for which instructions are given.

(3) Includes in the case of all directors and executive officers of the Company as a group, options to purchase 34,875 shares granted pursuant to the Company's 1992 Stock Incentive Plan, 4,121 shares of Common Stock which were awarded to certain officers of the Company pursuant to the Company's Management Recognition Plan ("MRP"), 11,439 shares of Common Stock held for the account of participating executive officers in the Company's 401(k) Retirement Plan and 26,281 shares of Common Stock which are held by the trust established pursuant to the Company's ESOP, which have been allocated to the accounts of participating officers and consequently will be voted at the Annual Meeting by such participating officers.


               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
              DIRECTORS WHOSE TERM CONTINUES AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

         The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes, each of which contains approximately one-third of the Board, and that the members of each class shall be elected for staggered three-year terms, and until their successors are elected and qualified. The Articles of Incorporation of the Company currently authorize nine directors.

         At the Annual Meeting, stockholders of the Company will be asked to elect three (3) directors of the Company for a three-year term, and until their successors are elected and qualified. The three nominees for election as directors were selected by the full Board of Directors, performing the functions of a Nominating Committee. All nominees currently serve as directors of the Company. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting. No director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

         If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors of the Company. At this time, the Board of Directors knows of no reason why any of the nominees may not be able to serve as a director if elected.

         The Articles of Incorporation of the Company provide that stockholders of the Company may nominate persons for director in addition to nominees selected by the Board of Directors, provided that such nominations are in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Company, 4555 Montgomery Road, Cincinnati, Ohio 45212, not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. Each written notice of a stockholder nomination shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director (i) the name, age, business address and, if known, residence address of such person, (ii) the principal occupation or employment of such person, (iii) the number of shares of Company Common Stock which are beneficially owned by such person on the date of such stockholder notice, and (iv) any other information reasonably requested by the Company.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR AND CONTINUING DIRECTORS

         The following tables present information concerning each nominee for director of the Company and each director whose term continues, including tenure as a director of the Savings Bank, his or her principal occupation during the past five years as well as the number of shares of Common Stock beneficially owned by each such person as of March 19, 1997. Each of the nominees is also a director of the Savings Bank.

           NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 2000

                                                                                                              Common Stock
                                                          Position with                                       Beneficially
                                                         the Company and                                       Owned as of
                                                       Principal Occupation                                  March 19, 1997(2)
                                                            During the                  Director          --------------------
Name                                  Age                 Past Five Years                Since(1)         No.                %
----                                  ---              --------------------             ---------         ---               ---
David A. Luecke                       48        Director; President and Chief             1994          12,187(3)            *
                                                Executive Officer of Riemeier
                                                Lumber Company, Cincinnati,
                                                Ohio, since 1991; employed by
                                                Riemeier Lumber Company in
                                                various capacities since 1972.

John R. Reusing                       45        Director; President and Chief             1989          95,721(4)         1.7%
                                                Executive Officer of the Company
                                                since October 1995; President and
                                                Chief Executive Officer of the Savings
                                                Bank since January 1989.

Robert W. Zumbiel                     64        Director; President of C.W. Zumbiel       1993          26,875(5)            *
                                                Company, Norwood, Ohio, since 1974.


                                         THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                                              NOMINEES BE ELECTED AS DIRECTORS

                                            DIRECTORS WITH TERMS EXPIRING IN 1998
                                                                                                           Common Stock
                                                           Position with                                   Beneficially
                                                          the Company and                                   Owned as of
                                                       Principal Occupation                              March 19, 1997(2)
                                                            During the                   Director      -------------------
Name                                  Age                 Past Five Years                 Since(1)      No.            %
----                                  ---              ---------------------             ---------      --            ---
Michael W. Jordan                     34        Director; Broker/General Manager of        1995       12,925(6)         *
                                                Jordan Realtors, Cincinnati, Ohio,
                                                since 1992; associated with Jordan
                                                Realtors since 1984.

Constantine N. Papadakis              51        Director; President of Drexel              1995       10,000            *
                                                University, Philadelphia, Pennsylvania,
                                                since August 1995; Dean of the College
                                                of Engineering, University of
                                                Cincinnati, Cincinnati, Ohio, from
                                                February 1986 to July 1995.

Paul D. Staubach                      36        Director; Senior Vice President, Chief     1994       64,330(7)       1.1%
                                                Financial Officer and Secretary of the
                                                Company since October 1995; Senior
                                                Vice President, Chief Financial Officer
                                                and Secretary of the Savings Bank
                                                since May 1995; Vice President and
                                                Chief Financial Officer of the Savings
                                                Bank from December 1990 to May
                                                1995.




                                                   (Footnotes on following page)

                      DIRECTORS WITH TERMS EXPIRING IN 1999

                                                        Position with                                       Common Stock
                                                       the Company and                                      Beneficially
                                                     Principal Occupation                                    Owned as of
                                                          During the                  Director           March 19, 1997(2)
Name                              Age                  Past Five Years                  Since            No.             %
----                              ---                ---------------------            --------           --              -
Joseph D. Hughes                   45       Director; Executive Vice President of the   1996          44,155(8)         *
                                            Company and Executive Vice President
                                            and Chief Lending Officer of the
                                            Savings Bank since October 1996;
                                            Senior Vice President of CFC from
                                            September 1994 to October 1996;
                                            President of the Association from
                                            September 1994 to October 1996; Vice
                                            President of the Savings Bank from
                                            January 1994 to August 1994;
                                            President of First Financial Savings
                                            Association from April 1989 to
                                            December 1993.

Thomas N. Spaeth                   59       Director; Partner, Spaeth & Batterberry,    1996           8,253(9)         *
                                            Ltd. since 1983; Certified Public
                                            Accountant.

*    Represents less than 1.0% of the issued and outstanding Common Stock.

(1)  Includes service with the Savings Bank.

(2) Based on information furnished by the respective individuals. Pursuant to rules promulgated by the SEC under the Exchange Act, a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person or entity has sole voting and sole investment power with respect to the indicated shares. Shares which are subject to stock options and which may be exercised within 60 days of March 19, 1997 are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by such person.

(3) Includes 11,687 shares owned jointly with Mr. Luecke's wife and 500 shares for Mr. Luecke's daughter for which Mr. Luecke is custodian.

                                         (Footnotes continued on following page)

----------

(4) Includes 46,352 shares owned jointly with Mr. Reusing's wife, 337 shares owned by Mr. Reusing's wife, which shares may be deemed to be owned by Mr. Reusing, 337 shares held as custodian for Mr. Reusing's son, 2,576 shares which were awarded to Mr. Reusing pursuant to the Company's MRP (and which vest at the rate of 20% per year), options to purchase 21,375 shares pursuant to the Company's 1992 Stock Incentive Plan, 17,044 shares held by the Company's ESOP for the account of Mr. Reusing and 7,700 shares held by the Company's 401(k) Retirement Plan.

(5)  All of such shares are owned jointly with Mr. Zumbiel's wife.

(6) Includes 8,925 shares owned jointly with Mr. Jordan's wife and 4,000 shares held in Mr. Jordan's Individual Retirement Account ("IRA").

(7) Includes 36,307 shares owned jointly with Mr. Staubach's wife, 1,546 shares which were awarded to Mr. Staubach pursuant to the Company's MRP (and which vest at the rate of 20% per year), options to purchase 13,500 shares pursuant to the Company's 1992 Stock Incentive Plan, 9,237 shares held by the Company's ESOP for the account of Mr. Staubach, 3,090 shares held by the Company's 401(k) Retirement Plan, and 650 shares held in trust for Mr. Staubach's children, for which Mr. Staubach is custodian.

(8) Includes 43,506 shares held in Mr. Hughes' IRA and 649 shares held in the Company's 401(k) Retirement Plan.

(9) Includes 4,364 shares held in Mr. Spaeth's IRA and 3,889 shares held in the Spaeth & Batterberry, Ltd. 401(k) Retirement Plan.


EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         There are no executive officers of the Company and the Savings Bank who are not also directors of the Company and the Savings Bank.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock.

         Based solely on review of the copies of such forms furnished to the Company, the Company believes that during 1996, all Section 16(a) filing requirements applicable to its officers and directors were complied with.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors of the Company and the Savings Bank meet monthly and may have special meetings from time-to-time as needed. During the year ended December 31, 1996, the Board of Directors of the Company met 13 times and the Board of Directors of the Savings Bank met 13 times. No director attended fewer than 75% in the aggregate of both the total number of Board meetings during 1996 and the total number of meetings of committees on which he served during the year.

         The entire Board of Directors of the Company acts as a Nominating Committee. The Board of Directors of the Company has established the following committees:

         The Audit Committee of the Company recommends independent auditors to the Board annually and reviews the Company's financial statements and the scope and results of the audit performed by the Company's independent auditors and the Company's system of internal control with management and such independent auditors and reviews regulatory examination reports. The Audit Committee, which is comprised of Messrs. Spaeth, Zumbiel and Luecke was newly formed by the Company's Board in October 1996 and meet twice during 1996.

         The Compensation Committee of the Company administers the stock benefit plans of the Company. The Compensation Committee reviews existing compensation, investigates new and different forms of compensation and makes recommendations with respect thereto to the Board of Directors. The Committee, which is comprised of Messrs. Jordan, Luecke, and Papadakis was newly formed by the Company's Board in October 1996 and meet twice during 1996.

         The Business Planning Committee of the Company engages in strategic and long term business planning. The Business Planning Committee, which is comprised of Messrs. Papadakis, Reusing, Staubach, Hughes and Jordan, was newly formed by the Company's Board in October 1996 and met once during 1996.

         The Board of Directors of the Savings Bank has established several committees, including an Executive Committee.

         The Executive Committee of the Board of Directors of the Savings Bank is authorized to exercise the powers of the Board of Directors between regular meetings of the Board. The Executive Committee currently consists of Messrs. Hughes, Reusing, Staubach, Spaeth and Zumbiel and meets as often as deemed necessary. The Executive Committee met once during 1996.

         To date, the Savings Bank has not established a nominating committee, the functions of which are performed by the Board of Directors.

DIRECTORS' COMPENSATION

         From January 1, 1996 to September 30, 1996, each member of the Board of Directors of the Savings Bank (including directors who were employees of the Savings Bank) was paid the equivalent of a base annual fee of $18,000. As of October 1, 1996, each non-employee member of the Board of Directors of the Savings Bank is paid a base annual fee of $18,000 and each director who is an employee of the Savings Bank receives a base annual fee of $12,000. Directors of the Savings Bank do not receive fees for committee meetings. Members of the Board of Directors of the Company are not paid a separate fee.

         The Savings Bank also maintains an Outside Directors' Retirement Plan ("Directors' Retirement Plan"), which was adopted by the Board of Directors of the Savings Bank in December 1991 to provide retirement benefits to four former non-employee directors of the Savings Bank (who subsequently retired). Pursuant to the Directors' Retirement Plan, each participating director receives a retirement benefit payable in quarterly installments over a ten-year period consisting of two-thirds of the fees payable to such director for attendance at all regular meetings of the Board during the 12 calendar months preceding the director's retirement date, provided that in no event may the annual retirement benefit be less than $12,000. The percentage of the annual retirement benefit payable to a participating director varies according to such director's years of service as a member of the Board of Directors of the Savings Bank, with full vesting occurring after 10 years of service. Approximately $18,000 of pre-tax compensation expense related to the Directors' Retirement Plan was accrued by the Savings Bank during the year ended December 31, 1996.

                             EXECUTIVE COMPENSATION

SUMMARY

        The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Savings Bank for services rendered in all capacities during the last three fiscal years to the President and Chief Executive Officer and other executive officers of the Savings Bank, whose total compensation during the last fiscal year exceeded $100,000. The Company currently does not pay separate compensation to its executive officers.

                           SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION                          LONG TERM COMPENSATION
                                      --------------------------------------------------------------------------------
                                                                        OTHER            AWARDS                PAYOUTS  ALL OTHER
           NAME AND                                                    ANNUAL                                         COMPENSATION
      PRINCIPAL POSITION        YEAR  SALARY(1)        BONUS        COMPENSATION                                           (4)
                                                                         (2)
                                                                                               RESTRICTED        LTIP
                                                                                 OPTIONS         STOCK         PAYOUTS
                                                                                   (3)           AWARDS
---------------------------------------------------------------------------------------------------------------------------------
John R. Reusing                 1996     $166,125       $10,474          --         --           $ --             --      $94,325
President and Chief Executive   1995      150,500        19,875          --       4,500            --             --       25,912
Officer                         1994      143,000        18,750          --         --             --             --       24,533


---------------------------------------------------------------------------------------------------------------------------------
Paul D. Staubach                1996      $98,400       $ 5,733          --         --            $ --            --      $51,600
Senior Vice President, Chief    1995       91,000        10,950          --       3,375            --             --       14,250
Financial Officer and Secretary 1994       86,000        10,200          --         --             --             --       13,334
=================================================================================================================================


-----------------

(1) Includes directors' fees in the amount of $16,500 for Messrs. Reusing and Staubach for the year ended December 31, 1996 and $18,000 for the years ended December 31, 1995 and 1994. Also includes amounts deferred by the executive officer pursuant to the Savings Bank's 401(k) Retirement Plan, which allows employees to defer up to 15% of their salary per year.

(2) Does not include amounts attributable to miscellaneous benefits received by the named executive officers, including the use of an automobile owned by the Savings Bank. The costs to the Savings Bank of providing such benefits to the named executive officers during the year ended December 31, 1996 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

                                         (Footnotes continued on following page)

------------

(3) Consists of awards granted pursuant to the 1992 Stock Incentive Plan during the year ended December 31, 1995, as adjusted for the exchange of common stock of the Savings Bank in the Conversion and Reorganization.

(4) During the year ended December 31, 1996, consists of amounts allocated, accrued or paid by the Savings Bank on behalf of Messrs. Reusing and Staubach for the allocation of shares pursuant to the ESOP of $89,836 and $49,143, respectively, based upon a market value of $11.50 per share at December 31, 1996, and pursuant to the Savings Bank's 401(k) Retirement Plan of $4,489 and $2,457, respectively.

Stock Options

        No options were granted to the executive officers named in the Summary Compensation Table during the year ended December 31, 1996.

        The following table sets forth certain information concerning exercises of stock options granted pursuant to the Savings Bank's 1992 Stock Incentive Plan by the named executive officers during the year ended December 31, 1996 and options held at December 31, 1996.

=============================================================================================================================
                          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES
-----------------------------------------------------------------------------------------------------------------------------



                                                         Number of Options at                 Value of Options at
                                                              Year End(1)                         Year End(2)

                                                   --------------------------------------------------------------------------
                          Shares
                       Acquired on       Value
         Name            Exercise      Realized     Exercisable      Unexercisable      Exercisable        Unexercisable
-----------------------------------------------------------------------------------------------------------------------------
John R. Reusing             --             --          21,375             --              $165,847             $  --
-----------------------------------------------------------------------------------------------------------------------------
Paul D. Staubach            --             --          13,500             --              $102,769             $  --
=============================================================================================================================
--------------------

(1) As adjusted for the exchange of common stock of the Savings Bank in the Conversion and Reorganization.

(2)     Based on a per share market price of $11.50 as of December 31, 1996.

EMPLOYMENT AND SEVERANCE AGREEMENTS

         The Company and the Savings Bank (collectively the "Employers") have entered into employment agreements with Messrs. Reusing and Staubach. The Employers agreed to employ Messrs. Reusing and Staubach for a term of three years in their respective current positions and at their respective current salaries, which salaries may be increased at the discretion of the Board of Directors from time to time. In addition, subject to satisfactory performance reviews by the Board of Directors, the employment agreements shall be extended on each anniversary date for an additional year so that the remaining term shall be three years.

        The employment agreements are terminable with or without cause by the Employers. Messrs. Reusing and Staubach shall have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death, provided, however, that (i) in the event that either Mr. Reusing or Mr. Staubach terminates his employment because of failure of the Employers to comply with any material provision of the respective employment agreement or (ii) such employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by Mr. Reusing or Mr. Staubach as a result of certain adverse actions which are taken with respect to Mr. Reusing's or Mr. Staubach's respective employment following a Change in Control of the Company, as defined, Messrs. Reusing and Staubach will be entitled to a cash severance amount equal to three times his respective base salary. In addition, Messrs. Reusing and Staubach will be entitled to a continuation of benefits similar to those they are receiving at the time of such termination for the remaining term of the agreement or until such employee obtains full-time employment with another employer.

        A Change in Control is generally defined in the employment agreements to include any change in control required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 25% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

        In the event that either Mr. Reusing's or Mr. Staubach's employment is terminated by the Employers for other than cause, disability, retirement or death or such employment is terminated by Mr. Reusing or Mr. Staubach due to a material breach of the employment agreement by the Employers which breach has not been cured as set forth under the employment agreement, and as of the date of termination no Change in Control of the Company has occurred, no written agreement which contemplates a Change in Control of the Company and which still is in effect has been entered into by either or both of the Employers and no discussions and/or negotiations are being conducted which relate to the same, then Messrs. Reusing and Staubach will be entitled to a cash severance amount equal to his respective base salary which he would have earned over the remaining term of such employment agreement. In addition, Messrs. Reusing and Staubach will be entitled to a continuation of benefits similar to those they are receiving at the time of such termination for the remaining term of the agreement or until such employee obtains full-time employment with another employer.

        The employment agreements provide that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then such payments and benefits received thereunder shall be reduced, in the manner determined by the employee, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Employers for federal income tax purposes. Excess parachute payments generally are payments in excess of three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of excess parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

        In connection with the Merger, the Employers entered into an employment agreement with Mr. Hughes with comparable terms to the employment agreements for Messrs. Reusing and Staubach.

        The Employers have also entered into severance agreements with six officers of the Employers in order to assist the Employers in maintaining a stable and competent management base. The agreements provide for a two-year term, and subject to satisfactory performance reviews by the Board of Directors, shall extend on each anniversary date for an additional year so that the remaining term will be two years. The agreements provide for severance payments in the event that certain adverse actions are taken with respect to an employee's employment following a Change in Control of the Company, as defined, in an amount equal to two times the respective employee's annual compensation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee ("Committee") of the Company's Board of Directors, which is comprised of Messrs. Jordan, Luecke and Papadakis, reviews compensation and benefits and recommends to the Board of Directors adjustments in such compensation. Messrs. Reusing, Hughes and Staubach did not participate or vote on their individual compensation. The report of the Committee with respect to compensation for the Chief Executive Officer and all other executive officers for 1996 is set forth below:

        REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        the charter of the Committee is to assist the Company in carrying out its responsibility to evaluate, initiate and oversee executive compensation arrangements and shareholder-approved benefit plans. The overall goals of the Committee are to assist the

Company in attracting and retaining qualified management and rewarding these individuals for performance goals that are achieved.

        The Committee considered various financial and non-financial criteria in evaluating the compensation of the Chief Executive Officer and other executive officers. These included profitability ratios, federal examinations and market value of the Company. Special consideration was given to the "second step" conversion completed in March 1996 and the acquisition of CFC in the fourth quarter of 1996. The Merger not only doubled the size of the institution but tripled the branch network. The Committee reviewed various compensation surveys as well as the Southwest Ohio peer group averages for appropriate comparisons.

        In March 1996, the Committee approved an employment agreement for Mr. Reusing. It also recommended a year-end base compensation increase to $160,000. No bonus program has been implemented at this time for 1997; however, Mr. Reusing did receive a bonus amount of $10,473.75 for the year ended 1996.

        In addition, the executive officers of the Company, who are also directors, requested that inside directors fees be reduced by 33% to $12,000 annually. The Committee approved this recommendation.

        With respect to the Company's other executive officers, the Committee considered salary and bonus recommendations prepared by the Chief Executive Officer to establish 1997 base compensation. The salary adjustment recommendations were based on the Company's overall performance including the "second step" conversion, the Merger, as well as an analysis of competitive compensation levels necessary to maintain and attract quality personnel. In addition, the level of responsibility which increased due to the Company's doubling of size was a factor that was considered.

        Following a review and approval by the Committee, all issues pertaining to executive compensation were submitted to the full Board of Directors for their approval. Messrs. Reusing, Hughes and Staubach did not participate or vote on their individual compensation packages.

                                                 Michael W. Jordan
                                                  David A. Luecke
                                             Constantine N. Papadakis

PERFORMANCE GRAPH

        The following graph compares the yearly cumulative total return on the Common Stock for the period beginning March 4, 1996, the date the Company converted to a stock company and its stock began trading with (i) the yearly cumulative total return on the stocks included in the S&P 500 Total Return Index and (ii) the yearly cumulative total return on the stocks included in the SNL Securities All Thrifts Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable year.

                                 [INSERT GRAPH]

                                               Period Ending
                                 ------------------------------------------------
Index                            3/4/96    3/31/96   6/30/96   9/30/96   12/31/96
Fidelity Financial of Ohio, Inc. 100.00     98.75     101.00    101.52     117.26
S&P 500                          100.00     99.33     103.78    106.99     115.83
SNL Thrifts (All) Index          100.00    101.49     104.01    104.76     129.87

INDEBTEDNESS OF MANAGEMENT

        In accordance with applicable federal laws and regulations, the Savings Bank offers mortgage loans to its directors, officers and full-time employees for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

        Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as the Savings Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must (i) be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; (ii) be pursuant to underwriting standards that are no less stringent than those applicable to comparable transactions with non-affiliated parties; (iii) not involve more than the normal risk of repayment or present other unfavorable features; and (iv) not exceed, in the aggregate, the institution's unimpaired capital and surplus, as defined. As of December 31, 1996, with the exception of Messrs. Jordan, Staubach, and Hughes (who had in the aggregate $464,200, $132,600 and $169,000, respectively, of first mortgage loans from the Savings Bank as of such date, which loans were obtained prior to Messrs. Jordan, Staubach and Hughes being nominated to the Board and which loans were made in the ordinary course of business, were not made with favorable terms and did not involve more than the normal risk of collectibility), no director, nominee for director or executive officer of the Savings Bank, including members of their immediate family, had aggregate indebtedness to the Savings Bank exceeding $60,000.

TRANSACTIONS WITH AFFILIATES

        Michael W. Jordan, a director of the Company, is a broker and general manager of Jordan Realtors, Cincinnati, Ohio. Jordan Realtors received approximately $142,400 in real estate brokerage fees which were paid by customers of Jordan Realtors who were also borrowers of the Savings Bank during the year ended December 31, 1996. Mr. Jordan also received a $6,000 commission equal to two percent of the purchase price of real estate purchased by the Company during 1996.

                  PROPOSAL TO ADOPT THE 1997 STOCK OPTION PLAN

GENERAL

        The Board of Directors has adopted the Stock Option Plan which is designed to attract and retain qualified personnel in key positions, provide officers and key employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward key employees for outstanding performance. The Stock Option Plan is also designed to retain qualified directors for the Company. The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of
Section 422 of the Code ("incentive stock options"), non-qualified or compensatory stock options and stock appreciation rights (collectively "Awards"). Awards will be available for grant to directors and key employees of the Company and any subsidiaries, except that directors will not be eligible to receive incentive stock options. If stockholder approval is obtained, options to acquire shares of Common Stock will be awarded to key employees of the Company and the Savings Bank and directors of the Company with an exercise price equal to the fair market value of the Common Stock on the date of such approval. The Stock Option Plan complies in all material respects with Office of Thrift Supervision ("OTS") Regulations and the OTS in no way endorses or approves the Stock Option Plan.

DESCRIPTION OF THE STOCK OPTION PLAN

        The following description of the Stock Option Plan is a summary of its terms and is qualified in its entirety by reference to the Stock Option Plan, a copy of which is attached hereto as Appendix A.

        ADMINISTRATION. The Stock Option Plan is administered and interpreted by the Compensation Committee that is composed solely of two or more "Non-Employee Directors."

        STOCK OPTIONS. Under the Stock Option Plan, the Board of Directors or the Committee determines which officers and key employees will be granted options, whether such options will be incentive or compensatory options, the number of shares subject to each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The per share exercise price of a stock option shall be equal to the fair market value of a share of Common Stock on the date the option is granted.

        All options granted to participants under the Stock Option Plan shall become vested and exercisable at the rate of 20% per year, with the first installment becoming vested and exercisable as of the date the options were granted, and the right to exercise shall be cumulative. Notwithstanding the foregoing, no vesting shall occur on or after a participant's employment with the Company is terminated for any reason other than his death or disability. Unless the Board or the Committee shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment with or service to the Company or a subsidiary company because of his death or disability. In addition, all stock options will become vested and exercisable in full on the date an optionee terminates his employment or service to the Company or a subsidiary company as the result of a change in control of the Company, as defined in the Stock Option Plan.

        Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or three months after the date on which the optionee's employment or service as a non-employee director terminates, unless extended by the Committee to a period not to exceed one year from such termination. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates his service as an employee or a non-employee director as a result of disability without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the twelve-month period following the earlier of his death or termination due to disability, provided no option will be exercisable more than ten years from the date it was granted. Stock options are non-transferable except by will or the laws of descent and distribution. Notwithstanding the foregoing, an optionee who holds non-qualified options may transfer such options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit or one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

        STOCK APPRECIATION RIGHTS. Under the Stock Option Plan, the Board of Directors or the Committee is authorized to grant stock appreciation rights to optionees under which an optionee may surrender any exercisable incentive stock option or compensatory stock option or any portion thereof in return for payment by the Company to the optionee of cash or Common Stock in an amount equal to the excess of the fair market value of the shares of Common Stock subject to option, or portion thereof, at the time over the exercise price of the option with respect to such shares, or a combination of cash and Common Stock. A stock appreciation right may be granted concurrently with the stock option to which it relates or at any time thereafter which is prior to the exercise or expiration of such option.

        NUMBER OF SHARES COVERED BY THE STOCK OPTION PLAN. A total of 227,810 shares of Common Stock has been reserved for issuance pursuant to the Stock Option Plan, which is 10% of the Common Stock issued in connection with the Conversion and Reorganization. In the event of a stock split, reverse stock split or stock dividend, the number of shares of Common Stock under the Stock Option Plan, the number of shares to which any Award relates and the exercise price per share under any option or stock appreciation right shall be adjusted to reflect such increase or decrease in the total number of shares of the Common Stock outstanding.

        AMENDMENT AND TERMINATION OF THE STOCK OPTION PLAN. Unless sooner terminated, the Stock Option Plan shall continue in effect for a period of ten years from the effective date, which is February 18, 1997, the date the Stock Option Plan was adopted by the Board and became effective by its terms. Termination of the Stock Option Plan shall not affect any previously granted Awards.

        FEDERAL INCOME TAX CONSEQUENCES. Under current provisions of the Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. As regards incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company at any time as a result of such grant or exercise. With respect to compensatory stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee. Upon the exercise of a stock appreciation right, the holder will realize income for federal income tax purposes equal to the amount received by him, whether in cash, shares of stock or both, and the Company will be entitled to a deduction for federal income tax purposes in the same amount.

        The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

        ACCOUNTING TREATMENT. Stock appreciation rights will, in most cases, require a charge against the earnings of the Company each year representing appreciation in the value of such rights over periods in which they become exercisable. Such charge is based on the difference between the exercise price specified in the related option and the current market price of the Common Stock. In the event of a decline in the market price of the Common Stock subsequent to a charge against earnings related to the estimated costs of stock appreciation rights, a reversal of prior charges is made in the amount of such decline (but not to exceed aggregate prior charges).

        Neither the grant nor the exercise of an incentive stock option or a non-qualified stock option under the Stock Option Plan currently requires any charge against earnings under generally accepted accounting principles. In certain circumstances, shares issuable pursuant to outstanding options under the Stock Option Plan might be considered outstanding for purposes of calculating earnings per share.

        STOCKHOLDER APPROVAL. No Awards will be granted under the Stock Option Plan unless the Stock Option Plan is approved by stockholders. Stockholder ratification of the Stock Option Plan will satisfy certain Nasdaq market listing and tax requirements.

        AWARDS TO BE GRANTED. The Board of Directors of the Company adopted the Stock Option Plan and approved the grant of incentive options to executive officers and employees of the Company and the Savings Bank and non-qualified options to non-employee directors thereof. The options shall be effective upon stockholder approval of the Stock Option Plan with a per share exercise price equal to the fair market value of a share of Common Stock on the date of grant. The following table sets forth certain information with respect to such grants.

                                                                                                      Number of Shares
  Name of Individual or                                                                                   Subject to
Number of Persons in Group                                       Title                                   Stock Options
--------------------------                                       -----                                ----------------
John R. Reusing                                           President and Chief                                12,500
                                                           Executive Officer

Paul D. Staubach                                        Senior Vice President,                               10,000
                                                            Chief Financial
                                                         Officer and Secretary

All executive officers as                                         ---                                        32,500
 a group (3 persons)

All non-employee directors                                        ---                                        50,000
 as a group (5 persons)

All employees, not including                                      ---                                        91,000
 executive officers, as a
 group (24 persons)


        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE 1997 STOCK OPTION PLAN.

                      PROPOSAL TO ADOPT THE 1997 MANAGEMENT
                           RECOGNITION PLAN AND TRUST

GENERAL

        The Board of Directors of the Company has adopted the Recognition Plan, the objective of which is to retain qualified personnel in key positions, provide officers, key employees and directors with a proprietary interest in the Company as an incentive to contribute to its success and reward key employees for outstanding performance. Officers and key employees of the Company who are selected by the Board of Directors of the Company or a committee thereof, as well as non-employee directors of the Company, will be eligible to receive benefits under the Recognition Plan. If stockholder approval is obtained, shares will initially be granted to non-employee directors as described below. The Recognition Plan complies in all material respects with OTS Regulations and the OTS in no way endorses or approves the Recognition Plan.

DESCRIPTION OF THE RECOGNITION PLAN

        The following description of the Recognition Plan is a summary of its terms and is qualified in its entirety by reference to the Recognition Plan, a copy of which is attached hereto as Appendix B.

        ADMINISTRATION. The Recognition Plan is administered and interpreted by the Compensation Committee that is composed solely of two or more "Non-Employee Directors."

        Upon stockholder approval of the Recognition Plan, the Company will initially acquire Common Stock on behalf of the Recognition Plan, in an amount necessary to fund shares granted to non-employee directors. The Company reserves the right to purchase additional shares of Common Stock up to 4% of the Common Stock issued in the Conversion and Reorganization, or 91,124 shares in the aggregate. These shares will be acquired through open market purchases.

        GRANTS. Shares of Common Stock granted pursuant to the Recognition Plan will be in the form of restricted stock payable over a five-year period at a rate of 20% per year, beginning one year from the anniversary date of the grant. A recipient will be entitled to all voting and other stockholder rights with respect to shares which have been earned and allocated under the Recognition Plan. However, until such shares have been earned and allocated, they may not be sold, pledged or otherwise disposed of and are required to be held in the Recognition Plan Trust. Under the terms of the Recognition Plan, all shares which have not yet been earned and allocated are required to be voted by the trustees in their sole discretion. In addition, any cash dividends or stock dividends declared in respect of unvested share awards will be held by the Recognition Plan Trust for the benefit of the recipients and such dividends, including any interest thereon, will be paid out proportionately by the Recognition Plan Trust to the recipients thereof as soon as practicable after the share awards become earned. Any cash dividends or stock dividends declared in respect of each vested share held by the Recognition Plan Trust will be paid by the Recognition Plan Trust as soon as practicable after the Recognition Plan Trust's receipt thereof to the recipient on whose behalf such share is then held by the Recognition Plan Trust.

        If a recipient terminates employment for reasons other than death or disability, the recipient will forfeit all rights to the allocated shares under restriction. All shares subject to an award held by a recipient whose employment with or service to the Company or any subsidiary terminates due to death or Disability, as defined in the Recognition Plan, shall be deemed earned as of the recipient's last day of employment with or service to the Company or any subsidiary and shall be distributed as soon as practicable thereafter; provided, however, that awards shall be distributed in accordance with the Recognition Plan. All shares subject to an award held by a recipient also shall be deemed to be earned in the event of a change in control of the Company, as defined in the Recognition Plan.

        During the lifetime of the recipient, shares subject to an award may only be earned by and paid to the recipient, provided that shares subject to an award and rights to such shares shall be transferable by a recipient to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust. Shares subject to an award so transferred may not again be transferred other than to the recipient who originally received the grant or to an individual or trust to whom such recipient could have transferred shares subject to an award. Shares subject to awards which are transferred shall be subject to the same terms and conditions as would have applied to such shares subject to awards in the hands of the recipient who originally received the grant.

        FEDERAL INCOME TAX CONSEQUENCES. Pursuant to Section 83 of the Code, recipients of Recognition Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock granted to them at the time that the shares vest and become transferable. A recipient of a Recognition Plan award may also elect, however, to accelerate the recognition of income with respect to his or her grant to the time when shares of Common Stock are first transferred to him or her, notwithstanding the vesting schedule of such awards. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition Plan awards in the year in which such amounts are included in income.

        ACCOUNTING TREATMENT. For accounting purposes, the Company will also recognize a compensation expense as shares of Common Stock granted pursuant to the Recognition Plan vest. Unlike the treatment of Recognition Plan awards for tax purposes, however, the compensation expense recognized for accounting purposes is limited to the fair market value of the Common Stock at the date of grant to recipients, rather than the fair market value of the Common Stock at the time that a Recognition Plan grant vests.

        STOCKHOLDER APPROVAL. No shares will be granted under the Recognition Plan unless the Recognition Plan is approved by stockholders. Stockholder ratification of the Recognition Plan will satisfy certain Nasdaq market listing and tax requirements.

        SHARES TO BE GRANTED. The Board of Directors of the Company adopted the Recognition Plan and approved the initial grant of shares to the non-employee directors of the Company. The awards shall be effective upon stockholder approval of the Recognition Plan. The following table sets forth certain information with respect to such initial grants. The Company has reserved the right to make future grants of shares to executive officers and employees of the Company and the Savings Bank.

  Name of Individual or                                 Number of Shares
Number of Persons in Group            Title                 Awarded
--------------------------            -----             ----------------
All non-employee directors             ---                  20,000
 as a group (5 persons)


        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE 1997 MANAGEMENT RECOGNITION PLAN AND TRUST.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Board of Directors of the Company has appointed Grant Thornton LLP as independent auditors for the Company for the year ending December 31, 1997, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting. The Company has been advised by Grant Thornton LLP that neither the firm nor any of its associates has any relationship with the Company other than the usual relationship that exists between independent public accountants and clients. Grant Thornton LLP will have representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP, AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1997. A MAJORITY OF THE TOTAL VOTES PRESENT, IN PERSON OR BY PROXY, AT THE ANNUAL MEETING IS REQUIRED FOR RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

                          ADJOURNMENT OF ANNUAL MEETING

        Each proxy solicited hereby requests authority to vote for an adjournment of the Annual Meeting, if an adjournment is deemed to be necessary. The Company may seek an adjournment of the Annual Meeting for not more than 30 days in order to enable the Company to solicit additional votes in favor of the proposals to adopt the Stock Option Plan and/or the Recognition Plan in the event that either or both of such proposals have not received the requisite vote of stockholders at the Annual Meeting and either or both of such proposals have not received the negative votes of the holders of a majority of the total votes present, in person and by proxy, at the Annual Meeting. If the Company desires to adjourn the meeting with respect to either or both of the foregoing proposals, it will request a motion that the meeting be adjourned for up to 30 days with respect to such proposal or proposals (and solely with respect to such proposal or proposals, provided that a quorum is present at the Annual Meeting), and no vote will be taken on such proposal(s) at the originally scheduled Annual Meeting. Each proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted on any motion for adjournment in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted in favor of any motion to adjourn the meeting. Unless revoked prior to its use, any proxy solicited for the Annual Meeting will continue to be valid for any adjournment of the Annual Meeting, and will be voted in accordance with instructions contained therein, and if no contrary instructions are given, for the proposal(s) in question.

        Any adjournment will permit the Company to solicit additional proxies and will permit a greater expression of the stockholders' views with respect to such proposal(s). Such an adjournment would be disadvantageous to stockholders who are against the proposal(s), because an adjournment will give the Company additional time to solicit favorable votes and thus increase the chances of passing such proposal(s).

        If a quorum is not present at the Annual Meeting, no proposal will be acted upon and the Board of Directors of the Company will adjourn the Annual Meeting to a later date in order to solicit additional proxies on each of the proposal(s) being submitted to stockholders.

        An adjournment for up to 30 days will not require either the setting of a new record date or notice of the adjourned meeting as in the case of an original meeting. The Company has no reason to believe that an adjournment of the Annual Meeting will be necessary at this time.

        BECAUSE THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSALS TO ADOPT THE STOCK OPTION PLAN AND RECOGNITION PLAN, AS DISCUSSED ABOVE, THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE POSSIBLE ADJOURNMENT OF THE ANNUAL MEETING. THE HOLDERS OF A MAJORITY OF THE COMPANY'S COMMON STOCK PRESENT, IN PERSON OR BY PROXY, AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE A MOTION TO ADJOURN THE ANNUAL MEETING.

                                  OTHER MATTERS

        Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

        The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                              STOCKHOLDER PROPOSALS

        Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Stockholders of the Company must be received at the main office of the Company no later than November 28, 1997. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

                     ANNUAL REPORTS AND FINANCIAL STATEMENTS

        Stockholders of the Company as of the record date for the Annual Meeting are being forwarded a copy of the Company's Annual Report to Stockholders for the year ended December 31, 1996 ("Annual Report"). Included in the Annual Report are the financial statements of the Company as of December 31, 1995 and 1996 and for each of the years in the three-year period ended December 31, 1996, prepared in accordance with generally accepted accounting principles, and the related report of the Company's independent public accountants. The Annual Report is not a part of this Proxy Statement.

        UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FILED WITH THE SEC UNDER THE EXCHANGE ACT FOR THE YEAR ENDED DECEMBER 31, 1996. UPON WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY SUCH STOCKHOLDER A COPY OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO FIDELITY FINANCIAL OF OHIO, INC., 4555 MONTGOMERY ROAD, CINCINNATI, OHIO 45212, ATTENTION: SECRETARY. THE ANNUAL REPORT ON FORM 10-K IS NOT A PART OF THIS PROXY STATEMENT.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  /s/ Paul D. Staubach
                                  Paul D. Staubach, Secretary

March 28, 1997
Cincinnati, Ohio

                                                                APPENDIX A

                        FIDELITY FINANCIAL OF OHIO, INC.
                             1997 STOCK OPTION PLAN

                                    ARTICLE I
                            ESTABLISHMENT OF THE PLAN

        Fidelity Financial of Ohio, Inc. (the "Corporation") hereby establishes this 1997 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                               PURPOSE OF THE PLAN

         The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding those Employees for outstanding performance and the attainment of targeted goals. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.

                                   ARTICLE III
                                   DEFINITIONS

         3.01 "Award" means an Option or Stock Appreciation Right granted pursuant to the terms of this Plan.

         3.02 "Bank" means Fidelity Federal Savings Bank, the wholly-owned subsidiary of the Corporation.

         3.03 "Board" means the Board of Directors of the Corporation.

         3.04 "Change in Control of the Corporation" shall be deemed to have occurred if: (i) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Corporation and any trustee or other fiduciary holding securities under any employee benefit plan of the Corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board of Directors, and any new director whose election by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors; (iii) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Corporation outstanding immediately after such merger or consolidation; or (iv) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets. If any of the events enumerated in clauses (i) through (iv) occur, the Board shall determine the effective date of the Change in Control resulting therefrom for purposes of the Plan.

         3.05 "Code" means the Internal Revenue Code of 1986, as amended.

         3.06 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof, each of whom shall be a Non-Employee Director.

         3.07 "Common Stock" means shares of the common stock, $0.10 par value per share, of the Corporation.

         3.08 "Disability" means any physical or mental impairment which qualifies an Employee for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such Employee for disability benefits under the Federal Social Security System.

         3.09 "Effective Date" means the day upon which the Board approves this Plan.

         3.10 "Employee" means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

         3.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         3.12 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

         3.13 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

         3.14 "Non-Employee Director" means a member of the Board who is not an Officer or Employee of the Corporation or any Subsidiary Company.

         3.15 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

         3.16 "Offering" means the offering of Common Stock to the public pursuant to a Plan of Conversion and Agreement and Plan of Reorganization adopted by the Corporation, the Bank and Fidelity Federal Mutual Holding Company.

         3.17 "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

         3.18 "Option" means a right granted under this Plan to purchase Common Stock.

         3.19 "Optionee" means an Employee or Non-Employee Director to whom an Option is granted under the Plan.

         3.20 "OTS" means the Office of Thrift Supervision.

         3.21 "Retirement" means a termination of employment upon or after attainment of age sixty-five (65) or such earlier age as may be specified in any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Company.

         3.22 "Stock Appreciation Right" means a right to surrender an Option in consideration for a payment by the Corporation in cash and/or Common Stock, as provided in the discretion of the Committee in accordance with Section 8.11.

         3.23 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 425(f) of the Code, at the time of granting of the Award in question.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

         4.01 DUTIES OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority (subject to compliance with applicable OTS regulations) to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee's tax withholding obligation pursuant to Section 12.02 hereof, (ii) include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board of Directors.

         4.02 APPOINTMENT AND OPERATION OF THE COMMITTEE. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

         4.03 REVOCATION FOR MISCONDUCT. The Board of Directors or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, or any Stock Appreciation Right, to the extent not yet exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation shall terminate as of the effective date of such removal.

         4.04 LIMITATION ON LIABILITY. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted pursuant thereto or any Awards granted under it. If any members of the Board of Directors or a member of the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         4.05 COMPLIANCE WITH LAW AND REGULATIONS. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any Federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option or Stock Appreciation Right may be exercised if such exercise would be contrary to applicable laws and regulations.

         4.06 RESTRICTIONS ON TRANSFER. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

                                    ARTICLE V
                                   ELIGIBILITY

         Awards may be granted to such Employees of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board of Directors or the Committee. Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Non-Qualified Options.

                                   ARTICLE VI
                        COMMON STOCK COVERED BY THE PLAN

         6.01 OPTION SHARES. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in
Article IX, shall be 227,810 shares, which is equal to 10.0% of the shares of Common Stock issued in the Offering. None of such shares shall be the subject of more than one Award at any time, but if an Award as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares. Notwithstanding the foregoing, if an Option is surrendered in connection with the exercise of a Stock Appreciation Right, or vice versa, the number of shares covered thereby shall not be available for grant under the Plan.

         6.02 SOURCE OF SHARES. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares, shares purchased by the Corporation on the open market or from private sources for use under the Plan or, if applicable, shares held in a grantor trust created by the Corporation.

                                   ARTICLE VII
                                DETERMINATION OF
                         AWARDS, NUMBER OF SHARES, ETC.

         The Board of Directors or the Committee shall, in its discretion, determine from time to time which Employees and Non-Employee Directors will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, and whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option. In making determinations with respect to Employees there shall be taken into account the duties, responsibilities and performance of each respective Employee, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as the Board of Directors or the Committee shall deem relevant to accomplishing the purposes of the Plan. No individual Employee shall receive Awards for more than 25% of the number of shares available for grant under this Plan, and Non-Employee Directors shall not receive Awards for more than 5% individually, or 30% in the aggregate, of the number of shares available for grant under this Plan.

                                  ARTICLE VIII
                      OPTIONS AND STOCK APPRECIATION RIGHTS

         Each Option granted hereunder shall be on the following terms and conditions:

         8.01 STOCK OPTION AGREEMENT. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified

Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board of Directors or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

         8.02 AWARDS TO EMPLOYEES AND NON-EMPLOYEE DIRECTORS. Specific Awards to Employees and Non-Employee Directors shall be made to such persons and in such amounts as are determined by the Board of Directors or the Committee. However, Awards equal to 68,343 shares (or 30% of the number of shares available under this Plan) shall be made to Non-Employee Directors in the aggregate and no individual Non-Employee Director may receive Awards in excess of 11,390 shares (or 5% of the number of shares available under this Plan).

         8.03 OPTION EXERCISE PRICE.

                  (A) INCENTIVE STOCK OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.10(b), and subject to any applicable adjustment pursuant to Article IX hereof.

                  (B) NON-QUALIFIED OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted, and subject to any applicable adjustment pursuant to Article IX hereof.

         8.04 VESTING AND EXERCISE OF OPTIONS.

                  (A) GENERAL RULES. Incentive Stock Options and Non-Qualified Options granted hereunder shall become vested and exercisable at the rate of 20% per year, with the first installment becoming vested and exercisable as of the date the Option was granted, and the right to exercise shall be cumulative. Notwithstanding the foregoing, no vesting shall occur on or after an Employee's employment with the Corporation and all Subsidiary Companies is terminated for any reason other than his death or Disability. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

                  (B) ACCELERATED VESTING. Unless the Board of Directors or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted hereunder shall become vested and exercisable in full on the date an Optionee terminates his employment with or service to the Corporation or a Subsidiary Company because of his death or Disability. In addition, all options hereunder shall become immediately vested and exercisable in full on the date an Optionee terminates his employment or service to the Corporation or a Subsidiary Company as the result of a Change in Control of the Corporation.

         8.05  DURATION OF OPTIONS.

                  (A) GENERAL RULE. Except as provided in Sections 8.05(b) and 8.10, each Option or portion thereof granted to Employees and Non-Employee Directors shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or
(ii) three (3) months after the date on which the Optionee ceases to be employed (or in the service of the Board of Directors in the case of Non-Employee Directors) by the Corporation and all Subsidiary Companies, unless the Board of Directors or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of employment or service from three (3) months to a period not exceeding one (1) year.

                  (B) EXCEPTION FOR TERMINATION DUE TO DEATH OR DISABILITY. If an Employee dies while in the employ of the Corporation or a Subsidiary Company or terminates employment with the Corporation or a Subsidiary Company as a result of Disability without having fully exercised his Options, the Optionee or the executors, administrators, legatees or distributee of his estate shall have the right, during the twelve-month period following the earlier of his death or Disability, to exercise such Options to the extent vested on the date of such death or Disability. If a Non-Employee Director dies while serving as a NonEmployee Director without having fully exercised his Options, the Non-Employee Director's executors, administrators, legatees or distributee of his estate shall have the right, during the twelve-month period following such death, to exercise such Options. In no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted.

         8.06 NONASSIGNABILITY. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.06. Options which are transferred pursuant to this Section 8.06 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

         8.07 MANNER OF EXERCISE. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

         8.08 PAYMENT FOR SHARES. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee in cash or, at the discretion of the Board of Directors or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) or other property equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing.

         8.09 VOTING AND DIVIDEND RIGHTS. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

         8.10 ADDITIONAL TERMS APPLICABLE TO INCENTIVE STOCK OPTIONS. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.09 above, to those contained in this Section 8.10.

                  (A) Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

                  (B) LIMITATION ON TEN PERCENT STOCKHOLDERS. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section
8.04 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

                  (C) NOTICE OF DISPOSITION; WITHHOLDING; ESCROW. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two
(2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of Federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.10(c).

         8.11 STOCK APPRECIATION RIGHTS.

                  (A) GENERAL TERMS AND CONDITIONS. The Board of Directors or the Committee may, but shall not be obligated to, authorize the Corporation, on such terms and conditions as it deems appropriate in each case, to grant rights to Optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (any such authorized surrender and payment being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Board of Directors or the Committee, may be made in shares of Common Stock valued at the then Fair Market Value thereof, or in cash, or partly in cash and partly in shares of Common Stock.

         The terms and conditions set with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this Section
8.11 and the Plan, the period during which, date by which or event upon which the Stock Appreciation Right may be exercised (which shall be on the same terms as the Option to which it relates pursuant to Section 8.04 hereunder); the method for valuing shares of Common Stock for purposes of this Section 8.11; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise and cancellation of the Stock Appreciation Right; and arrangements for income tax withholding. The Board of Directors or the Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted. Notwithstanding the foregoing, the Corporation may not permit the exercise of a Stock Appreciation Right issued pursuant to this Plan until the Corporation has been subject to the reporting requirements of Section 13 of the Exchange Act for a period of at least one year prior to the exercise of any such Stock Appreciation Right.

                  (B) TIME LIMITATIONS. If a holder of a Stock Appreciation Right terminates service with the Corporation, the Stock Appreciation Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised. Notwithstanding the foregoing, any election by an Optionee to exercise the Stock Appreciation Rights provided in this Plan shall be made during the period beginning on the third business day following the release for publication of quarterly or annual financial information required to be prepared and disseminated by the Corporation pursuant to the requirements of the Exchange Act and ending on the twelfth business day following such date. The required release of information shall be deemed to have been satisfied when the specified financial data appears on or in a wire service, financial news service or newspaper of general circulation or is otherwise first made publicly available.

                  (C) EFFECTS OF EXERCISE OF STOCK APPRECIATION RIGHTS OR OPTIONS. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the

Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

                  (D) TIME OF GRANT. A Stock Appreciation Right may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option.

                  (E) NON-TRANSFERABLE. The holder of a Stock Appreciation Right may not transfer or assign the Stock Appreciation Right otherwise than by will or in accordance with the laws of descent and distribution, and during a holder's lifetime a Stock Appreciation Right may be exercisable only by the holder.

                                   ARTICLE IX
                         ADJUSTMENTS FOR CAPITAL CHANGES

         The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Award relates and the exercise price per share of Common Stock under any Award shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Awards. Notwithstanding any provision to the contrary, the exercise price of shares subject to outstanding Awards may be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders.

                                    ARTICLE X
                      AMENDMENT AND TERMINATION OF THE PLAN

         The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to regulations of the OTS and any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan as specifically authorized herein.

                                   ARTICLE XI
                                EMPLOYMENT RIGHTS

         Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director of the Corporation or a Subsidiary Company to continue in such capacity.

                                   ARTICLE XII
                                   WITHHOLDING

         12.01 TAX WITHHOLDING. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in
Section 8.10(c).

         12.02 METHODS OF TAX WITHHOLDING. The Board of Directors or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Optionee's delivery of previously-owned shares of Common Stock or other property.

                                  ARTICLE XIII
                        EFFECTIVE DATE OF THE PLAN; TERM

         13.01 EFFECTIVE DATE OF THE PLAN. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder as of or after the Effective Date and prior to the termination of the Plan, provided that no Incentive Stock Option issued pursuant to this Plan shall qualify as such unless this Plan is approved by the requisite vote of the holders of the outstanding voting shares of the Corporation at a meeting of stockholders of the Corporation held within twelve (12) months of the Effective Date. Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan and any Awards granted pursuant hereto are subject to the approval of the Corporation's stockholders.

         13.02 TERM OF PLAN. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

                                   ARTICLE XIV
                                  MISCELLANEOUS

         14.01 GOVERNING LAW. To the extent not governed by Federal law, this Plan shall be construed under the laws of the State of Ohio.

         14.02 PRONOUNS. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

                                                                      APPENDIX B

                        FIDELITY FINANCIAL OF OHIO, INC.
              1997 MANAGEMENT RECOGNITION PLAN AND TRUST AGREEMENT

                                    ARTICLE I
                       ESTABLISHMENT OF THE PLAN AND TRUST

         1.01 Fidelity Financial of Ohio, Inc. (the "Corporation") hereby establishes a Management Recognition Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this 1997 Management Recognition Plan and Trust Agreement (the "Agreement").

         1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                               PURPOSE OF THE PLAN

         2.01 The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors of the Corporation and of Fidelity Federal Savings Bank (the "Bank") with a proprietary interest in the Corporation as compensation for their contributions to the Corporation, the Bank, and any other Subsidiaries and as an incentive to make such contributions in the future.

                                   ARTICLE III
                                   DEFINITIONS

         The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

         3.01 "Bank" means Fidelity Federal Savings Bank, the wholly-owned subsidiary of the Corporation.

         3.02 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

         3.03 "Board" means the Board of Directors of the Corporation.

         3.04 "Change in Control of the Corporation" shall be deemed to have occurred if: (i) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Corporation and any trustee or other fiduciary holding securities under any employee benefit plan of the Corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board of Directors, and any new director whose election by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors; (iii) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Corporation outstanding immediately after such merger or consolidation; or (iv) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets. If any of the events enumerated in clauses (i) through
(iv) occur, the Board shall determine the effective date of the Change in Control resulting therefrom for purposes of the Plan.

         3.05 "Code" means the Internal Revenue Code of 1986, as amended.

         3.06 "Committee" means the committee appointed by the Board pursuant to
Article IV hereof.

         3.07 "Common Stock" means shares of the common stock, $0.10 par value per share, of the Corporation.

         3.08 "Disability" means any physical or mental impairment which qualifies an Employee for disability benefits under the applicable long-term disability plan maintained by the Corporation or any Subsidiary or, if no such plan applies, which would qualify such Employee for disability benefits under the Federal Social Security System.

         3.09 "Effective Date" means the day upon which the Board approves this Plan.

         3.10 "Employee" means any person who is employed by the Corporation, the Bank, or any Subsidiary, or is an officer of the Corporation, the Bank, or any Subsidiary, including officers or other employees who may be directors of the Corporation.

         3.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         3.12 "Non-Employee Director" means a member of the Board who is not an Employee.

         3.13 "OTS" means the Office of Thrift Supervision.

         3.14 "Plan Shares" or "Shares" means shares of Common Stock held in the Trust which may be distributed to a Recipient pursuant to the Plan.

         3.15 "Plan Share Award" or "Award" means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII.

         3.16 "Recipient" means an Employee or Non-Employee Director who receives a Plan Share Award under the Plan.

         3.17 "Subsidiary" means Fidelity Federal Savings Bank and any other subsidiaries of the Corporation or the Bank which, with the consent of the Board, agree to participate in this Plan.

         3.18 "Trustee" means such firm, entity or persons approved by the Board of Directors to hold legal title to the Plan for the purposes set forth herein.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

         4.01 ROLE OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director. The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board of Directors. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan and subject to compliance with applicable OTS regulations, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

         4.02 ROLE OF THE BOARD. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

         4.03 LIMITATION ON LIABILITY. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

         4.04 COMPLIANCE WITH LAWS AND REGULATIONS. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or stockholders as may be required.

                                    ARTICLE V
                                  CONTRIBUTIONS

         5.01 AMOUNT AND TIMING OF CONTRIBUTIONS. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiaries to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees shall be permitted.

         5.02 INVESTMENT OF TRUST ASSETS; NUMBER OF PLAN SHARES. Subject to
Section 8.02 hereof, the Trustee shall invest all of the Trust's assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 91,124 shares of Common Stock, which shares shall be purchased from the Corporation and/or from stockholders thereof by the Trust with funds contributed by the Corporation.

                                   ARTICLE VI
                            ELIGIBILITY; ALLOCATIONS

         6.01 AWARDS TO NON-EMPLOYEE DIRECTORS. Plan Share Awards to Non-Employee Directors shall be made to such persons and in such amounts as determined by the Board of Directors or the Committee. However, Plan Share Awards equal to 27,337 shares (or 30% of the number of shares available under this Plan) shall be made to Non-Employee Directors in the aggregate and no individual Non-Employee Director may receive Plan Share Awards in excess of 4,556 shares (or 5% of the number of shares available under this Plan). In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall be reallocated on the first day of the month following such forfeiture to the remaining Non-Employee Directors who are eligible to receive such re-allocation by dividing the number of forfeited shares of Common Stock by such remaining number of Non-Employee Directors at such time.

         6.02 AWARDS TO EMPLOYEES. Plan Share Awards may be made to such Employees as may be selected by the Board of Directors or the Committee. In selecting those Employees to whom Plan Share Awards may be granted and the number of Shares covered by such Awards, the Board of Directors or the Committee shall consider the duties, responsibilities and performance of each respective Employee, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as shall be deemed relevant to accomplishing the purposes of the Plan. Other than with respect to Plan Share Awards to be granted to the Chief Executive Officer, the Board of Directors or the Committee may, but shall not be required to, request the written recommendation of the Chief Executive Officer of the Corporation.

         6.03 FORM OF ALLOCATION. As promptly as practicable after a determination is made pursuant to Sections 6.01 or 6.02 that a Plan Share Award is to be issued, the Board of Directors or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient. The date on which the Board of Directors or the Committee so notifies the Recipient shall be considered the date of grant of the Plan Share Award. The Board of Directors or the Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

         6.04 MAXIMUM NUMBER OF PLAN SHARES TO ANY INDIVIDUAL. During the life of this Plan, (i) no Employee shall be granted Plan Share Awards pursuant to this Plan covering an aggregate number of Plan Shares in excess of 25% of the number of shares of Common Stock available under this Plan, (ii) no Non-Employee Director shall be granted Plan Share Awards pursuant to this Plan covering an aggregate number of Plan Shares in excess of 5% of the shares of Common Stock available under this Plan, and (iii) non-Employee Directors in the aggregate shall not be granted Plan Share Awards pursuant to this Plan covering more than 30% of the shares of Common Stock available under this Plan.

         6.05 ALLOCATIONS NOT REQUIRED TO ANY SPECIFIC EMPLOYEE. Notwithstanding anything to the contrary in Section 6.02 hereof, no Employee shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Board of Directors or the Committee.

                                   ARTICLE VII
             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

         7.01 EARNING PLAN SHARES; FORFEITURES.

                  (a) GENERAL RULES. Subject to the terms hereof, Plan Share Awards shall be earned by a Recipient at the rate of twenty percent (20%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award. If the employment of an Employee or service as a Non-Employee Director is terminated prior to the fifth (5th) annual anniversary of the date of grant of a Plan Share Award for any reason (except as specifically provided in subsections (b) and (c) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award by an Employee, such forfeited Shares shall become available for allocation pursuant to Section 6.02 hereof as if no Award had been previously granted with respect to such Shares. No fractional shares shall be distributed pursuant to this Plan. In determining the number of Plan Shares which are to be earned, fractional Shares shall be rounded down to the nearest whole number, provided that such fractional Shares shall be aggregated and distributed on the fifth annual anniversary of the date of grant.

                  (b) EXCEPTION FOR TERMINATIONS DUE TO DEATH OR DISABILITY. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment or service with the Corporation or any Subsidiary terminates due to death or Disability shall be deemed earned as of the Recipient's last day of employment with the Corporation or any Subsidiary and shall be distributed as soon as practicable thereafter; provided, however, that Awards shall be distributed in accordance with Section 7.03(a).

                  (c) EXCEPTION FOR TERMINATIONS AFTER A CHANGE IN CONTROL OF THE CORPORATION. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed to be earned in the event of a Change in Control of the Corporation.

                 (d) REVOCATION FOR MISCONDUCT. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been distributed hereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Corporation or any Subsidiary for cause (as hereinafter defined). Termination for cause shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Plan Share Awards granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation shall terminate as of the effective date of such removal.

         7.02 DISTRIBUTION OF DIVIDENDS. Any cash dividends (including special large and non-recurring dividends including one that has the effect of a return of capital to the Corporation's stockholders) or stock dividends declared in respect of each unvested Plan Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award is then held by the Trust and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Awards become earned. Any cash dividends or stock dividends declared in respect of each vested Plan Share held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Recipient on whose behalf such Plan Share is then held by the Trust.

         7.03 DISTRIBUTION OF PLAN SHARES.

                  (a) TIMING OF DISTRIBUTIONS: GENERAL RULE. Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

                  (b) FORM OF DISTRIBUTIONS. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash.

                  (c) WITHHOLDING. The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

                  (d) RESTRICTIONS ON SELLING OF PLAN SHARES. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Following distribution, the Board of Directors or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable Federal and state securities laws, and the Board of Directors or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board of Directors or the Committee, upon the advice of counsel, may deem appropriate.

         7.04 VOTING OF PLAN SHARES. All Plan Shares which have not yet been earned and allocated shall be voted by the Trustee in its sole discretion.

                                  ARTICLE VIII
                                      TRUST

         8.01 TRUST. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Board of Directors or the Committee pursuant to the Plan.

         8.02 MANAGEMENT OF TRUST. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determine that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

                  (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee are authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

                  (b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

                  (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

                  (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

                  (e) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

                  (f) To employ brokers, agents, custodians, consultants and accountants.

                  (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

                  (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

         Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

         8.03 RECORDS AND ACCOUNTS. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board of Directors or the Committee.

         8.04 EXPENSES. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation.

         8.05 INDEMNIFICATION. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

                                   ARTICLE IX
                                  MISCELLANEOUS

         9.01 ADJUSTMENTS FOR CAPITAL CHANGES. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards and the number of Shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

         9.02 AMENDMENT AND TERMINATION OF PLAN. The Board may, by resolution, at any time amend or terminate the Plan and the Trust (including amendments which may result in the merger of the Plan or the Trust with and into other plans or trusts of the Corporation or successor thereto), subject to regulations of the OTS and any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair his Plan Share Award except as specifically authorized herein. Upon termination of the Plan, the Recipient's Plan Share Awards shall be distributed to the Recipient in accordance with the terms of Article VII hereof.

         9.03 NONTRANSFERABLE. During the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award pursuant to Section 6.03, provided that Plan Share Awards and rights to Plan Shares shall be transferable by a Recipient to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust. Plan Share Awards so transferred may not again be transferred other than to the Recipient who originally received the grant of Plan Share Awards or to an individual or trust to whom such Recipient could have transferred Plan Share Awards pursuant to this Section 9.03. Plan Share Awards which are transferred pursuant to this
Section 9.03 shall be subject to the same terms and conditions as would have applied to such Plan Share Awards in the hands of the Recipient who originally received the grant of such Plan Share Award. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary be subject to any claim for benefits hereunder.

         9.04 EMPLOYMENT OR SERVICE RIGHTS. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

         9.05 VOTING AND DIVIDEND RIGHTS. No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and
7.04 above, prior to the time said Plan Shares are actually earned and distributed to him.

         9.06 GOVERNING LAW. To the extent not governed by Federal law, the Plan and Trust shall be governed by the laws of the State of Ohio.

         9.07 EFFECTIVE DATE. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder as of or after the Effective Date and as long as the Plan remains in effect. Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan and any Awards granted pursuant hereto are subject to the approval of the Corporation's stockholders.

         9.08 TERM OF PLAN. This Plan shall remain in effect until the earlier of (1) ten (10) years from the Effective Date, (2) termination by the Board, or
(3) the distribution to Recipients and Beneficiaries of all assets of the Trust.

         9.09 TAX STATUS OF TRUST. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of
Section 671 et seq. of the Code, as the same may be amended from time to time.

         IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, and the initial Trustee of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 18th day of February 1997.

                                    FIDELITY FINANCIAL OF OHIO, INC.

                                    By:  /s/ John R. Reusing
                                         --------------------------------------
                                         John R. Reusing
                                         President and Chief Executive Officer

ATTEST:

By:  /s/ Paul D. Staubach
   -----------------------------
      Paul D. Staubach
      Secretary

                                    TRUSTEE:

                                         By:/s/ Michael W. Jordan
                                            -----------------------------------
                                            Michael W. Jordan
                                            Trustee

                                         By: /s/ David A. Luecke
                                            -----------------------------------
                                            David A. Luecke
                                            Trustee

                                         By: /s/ Constantine N. Papadakis
                                            -----------------------------------
                                             Constantine N. Papadakis
                                             Trustee

FIDELITY FINANCIAL OF OHIO, INC.                                REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIDELITY FINANCIAL OF OHIO, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 29, 1997 AND AT ANY ADJOURNMENT THEREOF.

         The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Quality Hotel Central located at 4747 Montgomery Road, Cincinnati, Ohio, on April 29, 1997, at 2:00 p.m., Eastern Time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as follows:

1.       Election of Directors

[  ]  FOR all nominees listed below      [  ]  WITHHOLD authority to
[  ]  (except as marked to the           [  ]  vote for all nominees
      contrary below)                          listed below

      Nominees for three-year term:    David A. Luecke, John R. Reusing
                                       and Robert W. Zumbiel

      To withhold authority to vote for any individual nominee, write the name of the nominee in the space provided below:

      -------------------------------------------------------------------------

2.       PROPOSAL to adopt the 1997 Stock Option Plan.

         [  ] FOR         [  ] AGAINST            [  ] ABSTAIN

3.       PROPOSAL to adopt the 1997 Management Recognition Plan and Trust.

         [  ] FOR         [  ] AGAINST            [  ] ABSTAIN

4. Proposal to ratify the appointment of Grant Thornton LLP as the Company's independent auditors for fiscal 1997.

         [  ] FOR         [  ] AGAINST            [  ] ABSTAIN

5. PROPOSAL to adjourn the Annual Meeting, if necessary, to solicit additional proxies.

         [  ] FOR         [  ] AGAINST            [  ] ABSTAIN

         In their discretion, the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

         The Board of Directors recommends that you vote FOR the Board of Directors' nominees listed above and FOR Proposals 2, 3, 4 and, if necessary, 5. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.

         Shares of common stock of the Company will be voted as specified. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3, 4 AND, IF NECESSARY, 5, AND OTHERWISE AT THE DISCRETION OF THE PROXIES.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Fidelity Financial of Ohio, Inc. called for April 29, 1997, a Proxy Statement for the Annual Meeting and the 1996 Annual Report to Stockholders.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

         PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

                    Date:                  , 1997
                         -----------------
                    Signature
                             -------------------------
                    Signature
                             ------------------------------------------------

                    PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. ONLY ONE SIGNATURE IS REQUIRED IN THE CASE OF A JOINT ACCOUNT. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE.